UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2002

NOLAND COMPANY

(Exact name of registrant as specified in charter)

Virginia 2-27393 54-0320170

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

80 29th Street, Newport News, Virginia 23607

(Address of principal executive offices (Zip Code)

Registrant's telephone number, including area code ' (757) 928-9000

Former name or former address, if changed since last report ' N/A

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1 § 906 Certification of Chief Executive Officer

99.2 § 906 Certification of Chief Financial Officer

Item 9. Regulation FD Disclosure

The registrant has filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 as well as the certifications of the registrant's chief executive officer, and the registrant's chief financial officer, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Date: August 13, 2002 NOLAND COMPANY

Arthur P. Henderson, Jr.

______________________

Arthur P. Henderson, Jr.

Vice President - Finance

Exhibit A

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Noland Company (the "Company") for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on July 31, 2002 (the "Report"), I, Lloyd U. Noland, III, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to§ 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Lloyd U. Noland, III

____________________________

Lloyd U. Noland, III

Chief Executive Officer

August 13, 2002

Exhibit B

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Noland Company (the "Company") for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on July 31, 2002 (the "Report"), I, Arthur P. Henderson, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Arthur P. Henderson, Jr.

____________________________

Arthur P. Henderson, Jr.

Chief Financial Officer

August 13, 2002